EWBC Earnings Results First Quarter 2020 April 23, 2020

Forward-Looking Statements Forward-Looking Statements Certain matters set forth herein (including any exhibits hereto) constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to our current business plans and expectations regarding future operating results. Forward-looking statements may include, but are not limited to, the use of forward-looking language, such as “likely result in,” “expects,” “anticipates,” “estimates,” “forecasts,” “projects,” “intends to,” “assumes,” or may include other similar words or phrases, such as “believes,” “plans,” “trend,” “objective,” “continues,” “remains,” or similar expressions, or future or conditional verbs, such as “will,” “would,” “should,” “could,” “may,” “might,” “can,” or similar verbs, and the negative thereof. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance or achievements to differ materially from those projected. These risks and uncertainties, some of which are beyond our control, include, but are not limited to, the changes and effects thereof in trade, monetary and fiscal policies and laws, including the impact of disease pandemics, such as the novel strain of coronavirus disease (COVID-19), on us, our operations and our customers and employees; changes in the U.S. economy, including an economic slowdown or recession, inflation, deflation, employment levels, rate of growth and general business conditions; fluctuations in our stock price; government intervention in the financial system, including changes in government interest rate policies; changes in income tax laws and regulations; the ongoing trade dispute between the United States (“U.S.”) and the People’s Republic of China; our ability to compete effectively against other financial institutions in our banking markets; success and timing of our business strategies; our ability to retain key officers and employees; impact on our funding costs, net interest income and net interest margin due to changes in key variable market interest rates, competition, regulatory requirements and our product mix; changes in our costs of operation, compliance and expansion; our ability to adopt and successfully integrate new technologies into our business in a strategic manner; impact of benchmark interest rate reform in the U.S. that resulted in the Secured Overnight Financing Rate selected as the preferred alternative reference rate to the London Interbank Offered Rate; impact of failure in, or breach of, our operational or security systems or infrastructure, or those of third parties with whom we do business, including as a result of cyber attacks; and other similar matters which could result in, among other things, confidential and/or proprietary information being disclosed or misused; adequacy of our risk management framework, disclosure controls and procedures and internal control over financial reporting; future credit quality and performance, including our expectations regarding future credit losses and allowance levels; impact of adverse changes to our credit ratings from major credit rating agencies; impact of adverse judgments or settlements in litigation; changes in the commercial and consumer real estate markets; changes in consumer spending and savings habits; impact on our international operations due to political developments, disease pandemics, wars or other hostilities that may disrupt or increase volatility in securities or otherwise affect economic conditions; changes in laws or the regulatory environment including regulatory reform initiatives and policies of the U.S. Department of Treasury, the Board of Governors of the Federal Reserve Board System, the Federal Deposit Insurance Corporation, the Office of the Comptroller of the Currency, the U.S. Securities and Exchange Commission, the Consumer Financial Protection Bureau and the California Department of Business Oversight — Division of Financial Institutions; impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act on our business, business practices, cost of operations and executive compensation; heightened regulatory and governmental oversight and scrutiny of our business practices, including dealings with consumers; impact of reputational risk from negative publicity, fines and penalties and other negative consequences from regulatory violations and legal actions and from our interactions with business partners, counterparties, service providers and other third parties; impact of regulatory enforcement actions; changes in accounting standards as may be required by the Financial Accounting Standards Board or other regulatory agencies and their impact on critical accounting policies and assumptions; impact of other potential federal tax changes and spending cuts; our capital requirements and our ability to generate capital internally or raise capital on favorable terms; impact on our liquidity due to changes in our ability to receive dividends from our subsidiaries; any future strategic acquisitions or divestitures; continuing consolidation in the financial services industry; changes in the equity and debt securities markets; fluctuations in foreign currency exchange rates; a recurrence of significant turbulence or disruption in the capital or financial markets, which could result in, among other things, a reduction in the availability of funding or increases in funding costs, a reduction in investor demand for mortgage loans and declines in asset values and/or recognition of other-than-temporary impairment on securities held in our available- for-sale investment securities portfolio; impact of natural or man-made disasters or calamities, such as wildfires or conflicts or other events that may directly or indirectly result in a negative impact on our financial performance; and other factors set forth in our public reports including our Annual Report on Form 10-K for the year ended December 31, 2019, and particularly the discussion of risk factors within that document. If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward- looking statements proves to be incorrect, our results could differ materially from those expressed in, implied or projected by such forward-looking statements. We assume no obligation to update or revise such forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. 2

East West Response to COVID-19 Employees Customers . Quickly mobilized to assure continuity of Commercial: business operations and maintain ability to serve customers, with enhanced safety . SBA Paycheck Protection Program: measures at all offices and branches. Processed and funded over $1.5 billion for over 4,500 small to medium-sized . Implemented work from home for associates businesses and nonprofit organizations with jobs that can be performed remotely. between April 3 and April 19. Currently, 60% of our 3,200 associates are working remotely. . Payment accommodations for impacted commercial customers. . Most branch associates placed on rotation schedule. Reduced branch hours; Consumer: temporarily closed geographically proximate . Customers can request mortgage and home branches. equity payment deferrals. . Operations support associates with jobs that . Paused action on collections & foreclosures; cannot be performed remotely placed on waiver of certain fees. split-team arrangements. . No negative credit reporting for payment deferrals. . Thermal cameras for temperature screening at larger offices. . Processing Economic Impact Payments for customers. 3

Highlights of First Quarter 2020 Results Profitability: Returns on Assets & Equity 2.00% 40.0% 1Q20 1.68% 1.74% 1.67% 1.58% Net Income 30.0% 1.30% $145 million 17.4% 17.0% 15.7% 16.6% 20.0% 12.9% 1Q20 15.1% 15.5% 14.1% 14.9% 10.0% 11.6% Diluted EPS 0.00% 0.0% $1.00 1Q19* 2Q19* 3Q19 4Q19* 1Q20 ROAA ROAE ROATE* Total Revenue * See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company’s Earnings Press Releases. ROAA, ROAE & ROATE adjusted in 1Q19, 2Q19 & 4Q19 for non-GAAP items. $417 million Pre-Tax, Pre-Provision Income & PTPP Ratio Record Loans $260 $263 $266 $35.9 billion $244 $256 5.00% $250 4.50% $200 4.00% Record Deposits 3.50% $150 $ inmillions 2.51% 3.00% 2.43% 2.42% 2.37% 2.30% $38.7 billion $100 2.50% 2.00% $50 1.50% Adj.* Efficiency Ratio $- 1.00% 1Q19 2Q19 3Q19 4Q19 1Q20 38.5% Adj.* PTPP income Adj.* PTPP profitability ratio * See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company’s Earnings Press Releases. 4

1Q20: Summary Balance Sheet $ in millions, except per share data 03.31.20 12.31.19 % Change Notable Items Cash equivalents & ST investments $ 3,374 $ 3,457 -2% . Strong, well-diversified balance sheet. AFS debt securities & repo assets 4,556 4,177 9% Gross loans, net of discounts $ 35,895 $ 34,779 3% . Total loan growth: $1.1bn, +13% annualized. Allowance for credit losses (557) (358) 55% . Allowance for credit losses increased to 1.55% Net Loans $ 35,338 $ 34,421 3% of loans: implementation of CECL, plus additional Other assets 2,681 2,141 25% reserve build during 1Q20. Total Assets $ 45,949 $ 44,196 4% . Total deposit growth: $1.4bn, +15% annualized. Customer deposits $ 38,687 $ 37,324 4% . Strong liquidity: available borrowing capacity of Short-term borrowings 67 29 133% $13.0bn as of 03.31.20. Debt 1,244 1,093 14% Borrowing Capacity Composition as of 03.31.20 Other Liabilities 1,048 733 43% ($ in billions) Total Liabilities $ 41,046 $ 39,178 5% Total Stockholders' Equity $ 4,903 $ 5,018 -2% $0.9 7% $2.5 End-of-Period (“EOP”) Loan-to-Deposit Ratio 19% $6.7 52% 92.5% 92.8% 93.2% 92.8% 90.6% $2.9 22% FHLB Borrowing Fed Discount Unpledged Fed Funds 03.31.19 06.30.19 09.30.19 12.31.19 03.31.20 Capacity Window Borrowing AFS Investment Facilities Capacity Securities 5

1Q20: Strong Capital Ratios . Book value per share of $34.67 as of 03.31.20: +0.6% Q-o-Q and +10% Y-o-Y. . Tangible equity* per share of $31.27 as of 03.31.20: +0.4% Q-o-Q and +11% Y-o-Y. . Capital return to shareholders: . Buyback: $145.9mm, or 4.5mm shares, of common stock repurchased in 1Q20 through 03.16.20. . Dividend: Quarterly common stock dividend of 27.5 cents per share, or annualized $1.10 per share. . Tangible equity* to tangible assets ratio of 9.7% as of 03.31.20. 14.0% 12.4% 12.4% 10.5% 10.2% 8.5% 7.0% 5.0% CET1 Tier 1 Total Leverage capital ratio capital ratio capital ratio ratio EWBC as of 03.31.20 Higher of the Regulatory requirement for the Minimum Capital Ratio + 2.5% Conservation Buffer, or the Well Capitalized Ratio Note: regulatory capital ratios as of 03.31.20 are preliminary. * See reconciliation of GAAP to non-GAAP financial measures in the appendix of this presentation and in the Company’s Earnings Press Releases. 6

1Q20: Record Loans of $35.9 billion Loan Mix as of 03.31.20: $35.9 billion . EOP loan growth: 3% Q-o-Q (+13% LQA). ($ in billions) . Driven by growth in C&I (+15% LQA), total CRE (+12% LQA) and residential mortgage (+13% LQA). $9.1 . Avg. loan growth: 2% Q-o-Q (+9% LQA), driven by growth 25% in CRE (+17% LQA) and residential mortgage (+12% LQA). $12.6 . CRE and SFR growth evenly spread throughout quarter. 35% . C&I loan growth accelerated in March; on avg. basis, $14.2 C&I loans declined by -2% LQA. 40% . C&I loan line utilization: increased to 75% as of 03.31.20, up from 71% as of 12.31.19. As of 03.31.20, total C&I C&I Total CRE Residential mortgage & other consumer commitments of $16.8bn: $12.6bn in loans outstanding plus $4.2bn in undisbursed commitments. Average Loans & Growth . Greater China: $1.3bn loans outstanding as of 03.31.20, 45 $45.0 down by $104mm from 12.31.19. So far, limited credit 40 $34.4 $35.2 $40.0 concerns resulting from the COVID-19 pandemic, and $32.4 $33.0 $33.7 35 +9% $35.0 limited requests for loan forbearances. +7% +8% +9% 30 8.8 9.0 $30.0 8.1 8.3 8.6 . Paycheck Protection Program: quarter-to-date in 2Q20, 25 $25.0 funded over $1.5bn of PPP loans between April 3 and 20 $20.0 April 19, 2020. 12.5 12.7 12.9 13.4 14.0 15 $15.0 $ $ inbillions 10 $10.0 5 11.8 12.0 12.2 12.2 12.2 $5.0 0 $- 1Q19 2Q19 3Q19 4Q19 1Q20 C&I Total CRE Residential mortgage & other consumer LQA average loan growth 7

1Q20: Diversified Commercial Loan Portfolio Total Loans: C&I Loans by Industry as % of Total Loans Outstanding (as of 03.31.20) Total Residential Mortgage & 4% General Manufacturing & Wholesale Other Consumer 25% 4% Oil & Gas $12.6 billion 4% Private Equity Total C&I 3% Entertainment Total Loans 35% 2% Real Estate Related 2% Technology & Life Science $35.9 2% 2% Consumer Goods billion 2% Clean Energy 2% Healthcare Grocers & Food Producers Total CRE All Other C&I 40% 8% Total=35% of total loans . Travel & Leisure, Hospitality, and Restaurant & Restaurant Supply exposures total less than 1.5% of total loans, combined. . Oil & Gas exposure: $1.4bn loans O/S and $1.8bn total commitments. Based on commitment, 64% of exposure in upstream (E&P); 27% in midstream & downstream; 9% in oilfield services & other. Production mix: 61% oil; 29% gas; 10% NGL. . Hedging: Production is ~60% oil and ~50% gas hedged for 2020; and ~40% oil and ~30% gas hedged for 2021. . Allowance for credit loss coverage: approx. 8% of the oil & gas portfolio. 8

1Q20: Well-Balanced Commercial Real Estate Portfolio Total Loans: Total CRE Loans by Property Type as % of Total CRE Geographic Distribution Total Loans Outstanding (as of 03.31.20) (as of 03.31.20) Total Residential Other 9% WA Mortgage & 3% 7% Other Consumer Retail, 9% TX 25% $14.2 billion 6% Total CRE Multifamily, 8% NY Total Loans 40% 7% $14.2 billion $35.9 Office, 7% SoCal Total CRE loans 54% billion Industrial, 6% NorCal Total C&I 23% 35% Hospitality, 5% Const. & Land, 2% All Other CRE, 3% Total=40% of total loans . FFIEC CRE concentration: 259% of risk-based capital as of 03.31.20, well under 300% threshold. . Owner-occupied loans in CRE: $2.1bn, or 6% of total loans outstanding. . Geographic distribution reflects EWBC’s branch footprint. 9

1Q20: Low LTV Commercial Real Estate Portfolio LTV Distribution of Total CRE (as of 03.31.20) LTV & Size by Property Type (as of 03.31.20) 66% to 70% over 70% 6% 5% Average Weight. Avg. ($ in mm) Loan Size LTV Retail $ 2.1 mm 49% 61% to 65% Multifamily 1.2 mm 52% 12% Office 3.7 mm 51% $2.3 million Avg. size Industrial 2.2 mm 52% 56% to 60% 51% under 50% 18% Hospitality 8.3 mm 49% Weigh. Avg. LTV 45% Construction & 9.0 mm 54% Land 51% to 55% Other 2.0 mm 47% 14% Total CRE $ 2.3 mm 51% 10

1Q20: Selected Commercial Real Estate Portfolios

Hospitality CRE Portfolio* (as of 03.31.20)

* Distribution based on loans outstanding.



Full Service Hotel
57%
Limited Service Hotel
37%
Motel
2%
Other
4%
SoCal
NorCal
NY
WA
Other
41%
39%
7%
4%
9%

- Low LTV at 49%.
- Partner with experienced hotel operators that have significant invested equity.
- High percentage of hotel loans have personal guarantees from individuals with substantial net worth.

Retail CRE Portfolio* (as of 03.31.20)

* Distribution based on loans outstanding.



Strip Center: <30K SF
52%
Mixed Use
14%
Large Neighborhood Center: 30-100K SF
12%
Single Tenant Retail
6%
Restaurant
6%
Regional Center: 100K+ SF
6%
Other
4%
SoCal
NorCal
NY
TX
Other
57%
18%
7%
7%
11%

- Low LTV at 49%.
- Small properties and low avg. loan size of $2.1mm. Avg. size of restaurant loans: $0.9mm. LTV of restaurant loans: 53%.
- High percentage of retail loans have personal guarantees from individuals with substantial net worth.

Construction & Land Portfolio* (as of 03.31.20)

* Construction & Land portfolio distribution based on total commitments.



Multifamily
36%
Hospitality
23%
Office
13%
Land
7%
Single Family Resi.
6%
Industrial
5%
Retail
2%
Other
8%
SoCal
NorCal
NY
WA
Other
45%
27%
15%
7%
6%

- Low LTV at 54% based on commitment.
- Construction & land portfolio of $606mm, plus unfunded commitments related to construction: $326mm, for total construction & land exposure of $932mm.
- High percentage of loans to guarantors with substantial net worth.

EASTWESTBANK
11

1Q20: Low LTV Single Family Mortgage Portfolio Geographic Distribution of SFR LTV Distribution (as of 03.31.20) Residential Mortgage (as of 03.31.20) Over 60%: 6% Other 9% WA 9% Under 50%: 36% SoCal $380,000 $8.9 billion 44% Avg. outstanding Residential SFR size 56% to 60%: NY mortgage 23% 23% 52% Avg. LTV* 51% to 55%: NorCal 15% 15% . Residential mortgage: $7.4bn of single-family residential (SFR) mortgages and $1.5bn of HELOCs, primarily originated through East West branches and their local networks of real estate professionals. . SFR origination volume of $640mm in 1Q20, on par with record 4Q19 originations; 51% of 1Q origination volume in fixed-rate. . Refinance transactions increased to 62% of origination volume in 1Q20, up from run-rate of 50% previously. . In response to shelter-in-place orders, migrated to a digital application process. Over 90% of applications are now received digitally. As a result, loan production has been able to continue though March and in April. 12

1Q20: Allowance for Credit Losses & Credit Costs

Allowance for Credit Losses ("ACL") Coverage Ratio



$ in millions
$287
$311
$358
$483
$557
CECL
0.99%
0.96%
1.03%
1.39%
1.55%
12.31.17
12.31.18
12.31.19
01.01.20
03.31.20
Allowance for credit losses
ACL/Loans HFI

Provision for Credit Losses: Reserve Build vs. Loan Growth



$ in millions
0.18%
0.09%
0.26%
0.10%
0.01%
Total: $23
15%
85%
Total: $19
47%
53%
Total: $38
6%
94%
Total: $19
48%
52%
Total: $74
23%
77%
03.31.19
06.30.19
09.30.19
12.31.19
03.31.20
Provision for reserve build
Provision for loan growth
NCOs / Avg. Loans HFI

Composition of ACL in 1Q20:



$ in millions
Total: $358
37
83
238
+ 125
CECL Day 1 Impact
Total: $483
34
137
313
Total: $557
34
160
363
Total: 1.55%
0.37%
1.13%
2.88%
12.31.19
01.01.20
03.31.20
03.31.20 ACL Coverage
ACL by Loan Type: C&I
Total CRE
Residential mortgage & other consumer

- Allowance coverage of loans HFI: 1.55% as of 03.31.20, compared to 1.03% as of 12.31.19.
  - Adoption of the new CECL accounting standard on 01.01.20: increased ACL coverage of loans HFI to 1.39%.
  - Portfolios driving increase: oil & gas; CRE: hospitality & retail.
  - Added $10.5mm to the allowance for unfunded credit commitments with adoption of CECL.
- 1Q20 provision for credit losses of $73.9mm:
  - Reserve build: 77% of 1Q20 provision attributable to reserve build, primarily driven by deteriorating macroeconomic conditions and outlook as a result of the COVID-19 pandemic.
  - Growth: 23% of 1Q20 provision attributable to net loan growth.
  - 1Q20 NCOs of only $0.9mm.

EAST WEST BANK

13

1Q20: Asset Quality Metrics

Criticized Loans & Criticized Loan Ratios



$ in millions
$826
$953
$976
$976
$999
2.51%
2.82%
2.87%
2.81%
2.78%
1.29%
1.25%
1.32%
1.32%
1.25%
03.31.19
06.30.19
09.30.19
12.31.19
03.31.20
Criticized Loans
Classified loans/Total loans
Criticized loans/Total Loans

Classified loans: loans classified as substandard, doubtful and loss.
Criticized loans: classified loans plus special mention loans.

Net Charge-offs ("NCO") & NCO Ratio



$ in millions
$23
$40
$53
$1
0.08%
0.13%
0.16%
0.01%
2017
2018
2019
1Q20
Net charge-offs
NCOs / Avg. Loans HFI

Nonperforming Assets ("NPA")* & NPA Ratio



$ in millions
$115
$93
$122
$151
0.31%
0.23%
0.27%
0.33%
12.31.17
12.31.18
12.31.19
03.31.20
Nonaccrual loans
OREO & other NPA
NPAs/Total assets

* Nonaccrual loans prior to January 1, 2020 include only Non-PCI nonaccrual loans due to adoption of ASU 2016-13 on January 1, 2020. Please see the Company's Earnings Press Release Table 9.

- Other than the increase to the allowance for credit losses in 1Q20, as of 03.31.20, the impact of the pandemic crisis was not yet evident in other asset quality metrics, which remained strong:
  - 1Q20 NCO ratio: 0.01% of avg. loans HFI annualized. Gross charge-offs of $13.0mm nearly entirely offset by recoveries of $12.1mm in the quarter.
    - Gross charge-offs: $12.0mm from C&I, $1.0mm from CRE.
    - Main recoveries: $10.2mm from total CRE, $1.6mm from C&I.
  - NPAs/Total assets as of 03.31.20: 0.33%, vs. 0.27% as of 12.31.19 or 0.33% as of 03.31.19.
  - Nonaccrual loans/Loans HFI as of 03.31.20: 0.35%, vs. 0.35% as of 12.31.19 or 0.42% as of 03.31.19.

EAST WEST BANK
14

1Q20: Record Deposits of $38.7 billion Deposit Mix as of 03.31.20: $38.7 billion . EOP loan-to-deposit ratio of 92.8% as of 03.31.20. ($ in billions) . EOP deposit growth of 4% Q-o-Q (+15% LQA). . Avg. deposit growth of 0.2% Q-o-Q (+1%). $7.6 20% $11.8 . Growth in avg. MMDA: $421mm (+20% LQA). 30% . Growth in avg. DDA: $141mm (+5% LQA). $9.3 . Growth in avg. time: $83mm (+3% LQA). 24% $10.0 . Change in avg. IB checking: -$539mm (-39% LQA). 26% . Change in avg. savings: -$43mm (-8% LQA). DDA Time MMDA IB Checking & Savings Average Deposits . Maturing CDs in 2020, as of 03.31.20: . 2Q20: $3.6bn @ blended rate of 1.53%. $37.4 $37.5 40 $36.5 $40.0 . 3Q20: $2.0bn @ blended rate of 1.57%. $34.9 $35.3 +10% +1% +5% +13% 35 $35.0 . 4Q20: $1.4bn @ blended rate of 1.44%. 7.2 7.6 7.1 7.3 7.3 $30.0 30 . Originations & renewals of CDs YTD: 25 8.3 8.6 9.0 $25.0 8.1 7.9 . Feb. 2020: $1.5bn @ blended rate of 1.21%. 20 $20.0 $ $ inbillions . Mar. 2020: $1.6bn @ blended rate of 0.83%. 15 9.4 9.9 10.3 10.2 10.3 $15.0 . MTD in Apr. 2020: $0.7bn @ blended rate of 0.40%. 10 $10.0 . The month-over-month decline in CD pricing reflects fed 5 10.1 10.2 10.7 11.0 11.1 $5.0 funds rate cuts of 150 bps in March 2020. 0 $- 1Q19 2Q19 3Q19 4Q19 1Q20 . Repricing of maturing CDs to lower rates will continue to DDA Time MMDA IB Checking & Savings LQA average deposit growth decrease deposit costs. 15

1Q20: Summary Income Statement

$ in millions, except per share data		1Q20		4Q19		$ Change	% Change
Net Interest Income	$	362.7	$	368.2	$	(5.5)	-1%
Fee income & net gains on sales of loans*		54.4		52.5		1.9	4%
Other		(0.4)		10.5		(10.9)	-104%
Total Noninterest Income*	$	54.0	$	63.0	$	(9.0)	-14%
Adjusted noninterest expense	$	160.6	$	165.3	$	(4.7)	-3%
Amortization of tax credit & other investments + core deposit intangibles		18.3		28.1		(9.8)	-35%
Total Noninterest Expense	$	178.9	$	193.4	$	(14.5)	-7%
Provision for credit losses	$	73.9	$	18.6	$	55.3	298%
Income tax expense		19.2		31.1		(11.9)	-38%
Net Income	$	144.8	$	188.2	$	(43.4)	-23%
Diluted EPS	$	1.00	$	1.29	$	(0.29)	-22%
Operating EPS	$	1.00	$	1.28	$	(0.28)	-22%
Weigh. Avg. Diluted Shares (in mm)		145.3		146.3		(1.0)	-1%

Notable Items

- Q-o-Q decline in noninterest income driven by a negative change to the credit valuation adjustment related to interest rate swaps. This reflects the decline in long-term interest rates during the quarter.
- 1Q20 effective tax rate: 12%. 4Q19 effective tax rate: 14%.
- 1Q20 EPS: $1.00.
- Weighted average diluted shares decreased by 1% due to share repurchase activity.
- 2020 outlook: temporarily withdrawn due to the economic uncertainties impacted by the COVID-19 pandemic.

* See slide 19 for noninterest income detail by category.
** See reconciliation of GAAP to non-GAAP financial measures in the appendix of this presentation and in the Company's Earnings Press Releases.

EAST WEST BANK

16

1Q20: Net Interest Income & Net Interest Margin Net Interest Income . 1Q20 NII: $362.7mm, down by $5.5mm or 1.5% Q-o-Q. . 1Q20 NIM: 3.44%, down 3 bps Q-o-Q. $362 $367 $370 $368 $363 . Against a backdrop of materially lower interest rates in +1% +1% -0.4% -1.5% 1Q20, declines in earning asset yields were largely offset by decreases in the cost of funds. $ $ inmillions . Impact to NIM from change in yields & rates (Q-o-Q): . -11 bps from lower loan yields, incl. fees & discounts. . -1 bps from lower other earning asset yields. $150 . -3 bps from balance sheet mix shift. 1Q19 2Q19 3Q19 4Q19 1Q20 . +12 bps from lower funding costs. Net Interest Income NII growth NIM relative to Fed Funds, Prime Rate & 1M LIBOR Q-o-Q Change in Avg. Loan Yield & Cost of Deposits 5.50% 5.50% Fed funds Fed funds Fed funds 5.30% 17 cuts: cut: cuts: 4.83% (50) bps (25) bps (150) bps 4.42% 8 3.79% 3.73% 4 3.59% 3.47% 3.44% 2.50% 2.50% 2.30% 1.83% (2) 2.50% 2.44% 1.41% (6) 2.17% 1.79% (11) (12) 1.41% (17) (20) (20) 1Q19 2Q19 3Q19 4Q19 1Q20 1Q19 2Q19 3Q19 4Q19 1Q20 Net Interest Margin Avg. Prime Rate Avg. 1M LIBOR Rate Avg. Fed Funds Rate Change in avg. loan yield (in bps) Change in avg. cost of deposits (in bps) 17

1Q20: Net Interest Margin: Yields & Rates Loan Portfolio Distribution by Index Rate as of 03.31.20 . 1Q20 avg. loan yield: 4.71%, down 20 bps Q-o-Q. . Change in monthly loan yields between Mar. & Feb. 2020: 6% . Monthly SFR loan yield essentially unchanged 13% . 30 bps decline in monthly C&I loan yield. 29% . Loans: 31% fixed & 69% variable-rate as of 03.31.20. 18% . 1Q20 avg. cost of deposits: 0.82%, down 12 bps Q-o-Q. 1Q20 avg. cost of IB deposits: 1.17%, down 17 bps Q-o-Q. 34% . Cost of total deposits as of 03.31.20: 0.58%, down 32 bps Q-o-Q and down 28 bps M-o-M. QTD as of 04.21.20: 0.51%. . Cost of IB deposits as of 03.31.20: 0.84%, down 44 bps Fixed rate Hybrid in fixed Variable: Variable: Variable: Q-o-Q and down 39 bps M-o-M. QTD as of 04.21.20: 0.78%. rate period LIBOR rates Prime rate all other rates Average Loan Yield Avg. Cost of Deposits Relative to Fed Funds & 1M LIBOR 2.50% 2.50% 5.30% 5.28% 5.11% 2.30% 4.91% 4.71% 2.50% 2.44% 1.83% 2.17% 1.79% 1.41% 1.41% 2.50% 2.44% 2.17% 1.50% 1.57% 1.49% 1.34% 1.17% 1.79% 1.07% 1.11% 1.05% 0.94% 1.41% 0.82% 1Q19 2Q19 3Q19 4Q19 1Q20 1Q19 2Q19 3Q19 4Q19 1Q20 Avg. loan yield Avg. 1M LIBOR Rate Avg. cost of deposits Avg. cost of IB deposits Avg. 1M LIBOR Rate Avg. Fed Funds Rate 18

1Q20: Noninterest Income Detail Fee Income & Net Gains on Sales of Loans * Total noninterest income: $54.0mm in 1Q20 vs. $63.0mm 60.0 in 4Q19. $54.4 $52.5 . Fee income and net gains on sales of loans: $50.9 0.9 2% $48.9 1.2 $54.4mm in 1Q20, up $1.9mm or +4% Q-o-Q. 50.0 2.1 14.1 26% . IRC and other derivative income of $7.1mm in 1Q20: 14.1 11.8 11.1 $39.1 . Customer-driven IRC revenue of $14.1mm was steady 40.0 0.9 Q-o-Q; reflects strong customer demand for interest rate 5.4 10% 4.9 3.8 4.9 4.2 hedging products. 3.8 . Credit valuation adjustment of $(7.0)mm, Q-o-Q change of 30.0 6.0 7.8 14% 7.3 8.1 5.0 $10.7mm, driven by decline in long-term interest rates. $ $ inmillions . Foreign exchange fees: $7.8mm in 1Q20, +$1.8mm Q-o-Q. 9.6 9.8 20.0 10.4 19% 9.5 9.7 . Wealth management fees: $5.4mm in 1Q20, +$1.1mm Q-o-Q. . Lending fees: $15.8mm in 1Q20, -$1.5mm Q-o-Q. 10.0 17.2 15.0 16.4 15.0 15.8 29% Interest Rate Contracts and Other Derivative Income Detail 0.0 ($ in millions) 1Q19 2Q19 3Q19 4Q19 1Q20 1Q19 2Q19 3Q19 4Q19 1Q20 1Q20Mix Revenue $ 4.9 $ 11.8 $ 11.1 $ 14.1 $ 14.1 Lending fees Deposit account fees Foreign exchange income Wealth management fees IRC revenue Net gains on sales of loans CVA (1.7) (1.4) (2.7) 3.7 (7.0) Total $ 3.2 $ 10.4 $ 8.4 $ 17.8 $ 7.1 * Fee income excludes: credit valuation adjustment (“CVA”) related to interest rate contracts (“IRC”) and other derivatives; net gains on . Revenue – interest rate contracts and other derivatives transaction fees. sales of securities; gains on sale of fixed assets, and other income. . CVA – related to interest rate contracts and other derivatives. 19

1Q20: Operating Expense & Efficiency Adjusted* Noninterest Expense Noninterest Expense & Efficiency Ratio $165 70.0% $161 $160 $159 $161 180.0 $165.3 $160.8 $159.8 $158.6 $160.6 39.8% 160.0 38.0% 37.7% 38.3% 38.5% 26.7 26.8 24.8 26.8 24.2 15% 140.0 3.2 2.1 2.1 1.2 1% 4.5 2.6 6.0 6.1 4% 5.4 3.6 9.2 11.2 10.0 6% 120.0 9.7 9.9 17.3 17.1 11% 17.4 17.9 17.1 $100 0.0% 100.0 1Q19 2Q19 3Q19 4Q19 1Q20 Adj.* noninterest expense Adj.* efficiency ratio 80.0 $ inmillions 60.0 . 1Q20 total noninterest expense: $178.9mm, decrease 102.3 100.5 97.8 101.1 102.0 63% 40.0 of 7% Q-o-Q and decrease 4% Y-o-Y. . 1Q20 adj.* noninterest expense: $160.6mm, decrease of 20.0 3% Q-o-Q and flat Y-o-Y. Largest Q-o-Q decrease in 0.0 other operating expense. 1Q19 2Q19 3Q19 4Q19 1Q20 1Q20 Mix . 1Q20 compensation & employee benefits expense: Comp and employee benefits Occupancy & Equipment $102.0mm, increase of 1% Q-o-Q due to seasonally Computer software & Data processing Deposit & loan related higher payroll expenses in 1Q, and essentially flat Y-o-Y. Consulting Other operating expense . Essentially stable 5-quarter adj.* efficiency ratio range of 37.7% to 39.8%. *See reconciliation of GAAP to non-GAAP financial measures in the appendix of this presentation and in the Company’s Earnings Press Releases. 20

APPENDIX

Appendix: GAAP to Non-GAAP Reconciliation EAST WEST BANCORP, INC. AND SUBSIDIARIES GAAP TO NON-GAAP RECONCILIATION ($ in thousands, except per share data) (unaudited) During the first and fourth quarters of 2019, the Company recorded a $7.0 million pre-tax impairment charge and $1.6 million pre-tax impairment recovery related to the DC Solar tax credit investments (“DC Solar”), respectively. Management believes that presenting the computations of the adjusted net income, adjusted diluted earnings per common share, adjusted return on average assets and adjusted return on average equity that adjust for the above discussed non-recurring items provides clarity to financial statement users regarding the ongoing performance of the Company and allows comparability to prior periods. Three Months Ended March 31, 2020 December 31, 2019 March 31, 2019 Net income (a) $ 144,824 $ 188,215 $ 164,024 Add: Impairment charge related to DC Solar (1) — — 6,978 Less: Impairment recovery related to DC Solar (1) — (1,583) — Tax effect of adjustment (2) — 468 (2,063) Adjusted net income (b) $ 144,824 $ 187,100 $ 168,939 Diluted weighted-average number of shares outstanding 145,285 146,318 145,921 Diluted EPS $ 1.00 $ 1.29 $ 1.12 Diluted EPS impact of impairment charge related to DC Solar, net of tax — — 0.04 Diluted EPS impact of impairment recovery related to DC Solar, net of tax — (0.01) — Adjusted diluted EPS $ 1.00 $ 1.28 $ 1.16 Average total assets (c) $ 44,755,509 $ 44,471,242 $ 40,738,404 Average stockholders’ equity (d) $ 5,022,005 $ 4,977,759 $ 4,537,301 Return on average assets (3) (a)/(c) 1.30% 1.68% 1.63 % Adjusted return on average assets (3) (b)/(c) 1.30% 1.67% 1.68 % Return on average equity (3) (a)/(d) 11.60% 15.00% 14.66 % Adjusted return on average equity (3) (b)/(d) 11.60% 14.91% 15.10% (1) Included in Amortization of tax credit and other investments on the Consolidated Statement of Income. (2) Applied statutory rates of 28.35% for the three months ended March 31, 2020, and 29.56% for each of the three months ended December 31, 2019 and March 31, 2019. (3) Annualized. 22

Appendix: GAAP to Non-GAAP Reconciliation

EAST WEST BANCORP, INC. AND SUBSIDIARIES
GAAP TO NON-GAAP RECONCILIATION
($ in thousands)
(unaudited)

Adjusted efficiency ratio represents adjusted noninterest expense divided by revenue. Adjusted pre-tax, pre-provision profitability ratio represents revenue less adjusted noninterest expense, divided by average total assets. Adjusted noninterest expense excludes the amortization of tax credit and other investments and the amortization of core deposit intangibles. Management believes that the measures and ratios presented below provide clarity to financial statement users regarding the ongoing performance of the Company and allow comparability to prior periods.

		Three Months Ended		
		March 31, 2020	December 31, 2019	March 31, 2019
Net interest income before provision for credit losses	(a)	$ 362,707	$ 368,219	$ 362,461
Total noninterest income		54,049	63,013	42,131
Total revenue	(b)	$ 416,756	$ 431,232	$ 404,592
Total noninterest expense	(c)	$ 178,876	$ 193,373	$ 186,922
Less: Amortization of tax credit and other investments		(17,325)	(27,038)	(24,905)
Amortization of core deposit intangibles		(953)	(1,044)	(1,174)
Adjusted noninterest expense	(d)	$ 160,598	$ 165,291	$ 160,843
Efficiency ratio	(c)/(b)	42.92 %	44.84 %	46.20 %
Adjusted efficiency ratio	(d)/(b)	38.54 %	38.33 %	39.75 %
Adjusted pre-tax, pre-provision income	(b)-(d) = (e)	$ 256,158	$ 265,941	$ 243,749
Average total assets	(f)	$ 44,755,509	$ 44,471,242	$ 40,738,404
Adjusted pre-tax, pre-provision profitability ratio (1)	(e)/(f)	2.30 %	2.37 %	2.43 %
Adjusted noninterest expense (1)/average assets	(d)/(f)	1.44 %	1.47 %	1.60 %

(1) Annualized.

EAST WEST BANK

23

Appendix: GAAP to Non-GAAP Reconciliation EAST WEST BANCORP, INC. AND SUBSIDIARIES GAAP TO NON-GAAP RECONCILIATION ($ in thousands) (unaudited) The Company uses certain non-GAAP financial measures to provide supplemental information regarding the Company’s performance. Tangible equity and tangible equity to tangible assets ratio are non-GAAP financial measures. Tangible equity and tangible assets represent stockholders’ equity and total assets, respectively, which have been reduced by goodwill and other intangible assets. Given that the use of such measures and ratios is more prevalent in the banking industry, and such measures and ratios are used by banking regulators and analysts, the Company has included them below for discussion. March 31, 2020 December 31, 2019 March 31, 2019 Stockholders’ equity (a) $ 4,902,985 $ 5,017,617 $ 4,591,930 Less: Goodwill (465,697) (465,697) (465,697) Other intangible assets (1) (14,769) (16,079) (21,109) Tangible equity (b) $ 4,422,519 $ 4,535,841 $ 4,105,124 Total assets (c) $ 45,948,545 $ 44,196,096 $ 42,091,433 Less: Goodwill (465,697) (465,697) (465,697) Other intangible assets (1) (14,769) (16,079) (21,109) Tangible assets (d) $ 45,468,079 $ 43,714,320 $ 41,604,627 Total stockholders’ equity to total assets ratio (a)/(c) 10.67% 11.35% 10.91 % Tangible equity to tangible assets ratio (b)/(d) 9.73% 10.38% 9.87% (1) Includes core deposit intangibles and mortgage servicing assets. 24

Appendix: GAAP to Non-GAAP Reconciliation (cont’d) EAST WEST BANCORP, INC. AND SUBSIDIARIES GAAP TO NON-GAAP RECONCILIATION ($ in thousands) (unaudited) Adjusted return on average tangible equity represents adjusted tangible net income divided by average tangible equity. Adjusted tangible net income excludes the after-tax impacts of the amortization of core deposit intangibles and mortgage servicing assets, impairment charge/(recovery) and the reversal of certain previously claimed tax credits related to DC Solar (where applicable). Given that the use of such measures and ratios is more prevalent in the banking industry, and such measures and ratios are used by banking regulators and analysts, the Company has included them below for discussion. Three Months Ended March 31, 2020 December 31, 2019 March 31, 2019 Net Income $ 144,824 $ 188,215 $ 164,024 Add: Amortization of core deposit intangibles 953 1,044 1,174 Amortization of mortgage servicing assets 584 567 324 Tax effect of adjustments (2) (436) (476) (443) Tangible net income (e) $ 145,925 $ 189,350 $ 165,079 Add: Impairment charge related to DC Solar (3) — — 6,978 Less: Impairment recovery related to DC Solar (3) — (1,583) — Tax effect of adjustment (2) — 468 (2,063) Adjusted tangible net income (f) $ 145,925 $ 188,235 $ 169,994 Average stockholders’ equity $ 5,022,005 $ 4,977,759 $ 4,537,301 Less: Average goodwill (465,697) (465,697) (465,559) Average other intangible assets (1) (15,588) (16,793) (21,860) Average tangible equity (g) $ 4,540,720 $ 4,495,269 $ 4,049,882 Return on average tangible equity (4) (e)/(g) 12.93% 16.71% 16.53 % Adjusted return on average tangible equity (4) (f)/(g) 12.93% 16.61% 17.02% (1) Includes core deposit intangibles and mortgage servicing assets. (2) Applied statutory rates of 28.35% for the three months ended March 31, 2020, and 29.56% for each of the three months ended December 31, 2019 and March 31, 2019. (3) Included in Amortization of tax credit and other investments on the Consolidated Statement of Income. (4) Annualized. 25